SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT – January 15, 2004

(Date of Earliest Event Reported)

AK STEEL HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

Commission File No. 1-13696

Delaware (State of Incorporation)	31-1401455 (I.R.S. Employer Identification No.)

703 Curtis Street, Middletown, OH (Address of principal executive offices)	45043 Zip Code

Registrant’s telephone number, including area code: (513) 425-5000

Item 5.    Other Events.

On January 15, 2004, AK Steel issued a press release, a copy of which is attached hereto as Exhibit No. 99.1 and incorporated by reference herein, announcing the election of Shirley D. Peterson to its board of directors.

Item 7.     Exhibit.

(c)    Exhibit:

99.1    Press Release dated January 15, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AK STEEL HOLDING CORPORATION

By:	/s/ David C. Horn

David C. Horn Secretary

Dated: January 15, 2004

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued on January 15, 2004

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